Spirit of America
REAL ESTATE INCOME AND GROWTH FUND

Summary Prospectus | April 29, 2024	Class A Shares Ticker: SOAAX
Class C Shares Ticker: SACRX
Institutional Shares Ticker: SOIAX

Before you invest, you may want to review the Spirit of America Real Estate Income and Growth Fund’s (the “Real Estate Fund” or the “Fund”) prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at www.SOAFunds.com. You can also get this information at no cost by calling (800) 452-4892 or by sending an e-mail request to info@soafunds.com. The Real Estate Fund’s prospectus and Statement of Additional Information, both dated April 29, 2024, and most recent report to shareholders, dated December 31, 2023, are all incorporated by reference into this Summary Prospectus.

Investment Objective:

The Real Estate Fund seeks to provide current income and growth of capital.

Fees and Expenses of the Real Estate Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Real Estate Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below. The sales charge you pay for Class A Shares of the Real Estate Fund depends upon the dollar amount invested. You may qualify for sales charge discounts if you invest at least $250,000 in the funds comprising the Spirit of America Investment Funds, Inc., which include the Real Estate Fund, the Spirit of America Large Cap Value Fund, the Spirit of America Municipal Tax Free Bond Fund, the Spirit of America Income Fund, the Spirit of America Utilities Fund and the Spirit of America Energy Fund, collectively referred to as the “Spirit of America Investment Funds.” (In addition, the Spirit of America Energy Fund, which is offered in a separate prospectus, offers sales charge discounts if you invest at least $25,000 in that fund.) More information about these and other discounts is available from your financial professional and in the sections titled “Additional Information About How to Purchase Shares” and “Distribution Arrangements – Sale of Class A Shares” of the Real Estate Fund’s prospectus and in the section titled “How to Purchase Shares” of the Real Estate Fund’s Statement of Additional Information (“SAI”).

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Institutional
	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load)(1) (as a percentage of net asset value)	1.00%	1.00%	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A Shares	Class C Shares	Institutional Shares
Management Fees	0.97%	0.97%	0.97%
Distribution (12b-1) Fees	0.30%	1.00%	0.00%
Other Expenses	0.33%	0.33%	0.33%
Total Annual Fund Operating Expenses	1.60%	2.30%	1.30%

(1)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A Shares that were purchased within one year of the redemption date where an indirect commission was paid. CDSC on Class C Shares applies to shares sold within 13 months of purchase.

Example:

This Example is intended to help you compare the cost of investing in the Real Estate Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Real Estate Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$679	$1,003	$1,350	$2,325
Class C Shares — no redemption	$233	$718	$1,230	$2,636
Class C Shares — with redemption	$333	$718	$1,230	$2,636
Institutional Shares	$132	$412	$713	$1,568

Portfolio Turnover:

The Real Estate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Real Estate Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Real Estate Fund’s performance. During the most recent fiscal year ended December 31, 2023, the Real Estate Fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies:

The Real Estate Fund invests primarily in real estate investment trusts (“REITs”) with successful track records. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate-related loans or interests.

A REIT is a company that derives at least 75% of its gross income from (a) rents from real property, (b) interests in real property or interest on obligations secured by mortgages, (c) the sale or other disposition of real property, (d) dividends, distributions or other gains from investments in other REITs, (e) abatements or tax refunds on real property, (f) income and gain derived from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) certain other qualified temporary investment income. A REIT must also receive 95% of its gross income from (a) dividends, (b) interest, (c) rents from real property, (d) gain from the sale or other disposition of stock, securities, and real property, (e) abatements and refunds on taxes on real property, (f) income and gain from certain foreclosure property, (g) amounts received or accrued for entering into agreements to make loans secured by mortgages on real property or to purchase or lease property, and (h) mineral royalty income. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate-related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Mortgage REITs invest the majority of their assets in companies that own real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Real Estate Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests, in addition to the expenses incurred directly by the Real Estate Fund.

The Real Estate Fund intends to invest, under normal circumstances, at least 80% of its total assets in equity REITs and the equity securities of real estate industry

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companies. The Real Estate Fund looks for stock where the price is low relative to the underlying value of the company and its real estate. The Real Estate Fund evaluates price/earnings ratios to attempt to identify those REITs which have strong underlying value; selects REITs paying high dividends in comparison to other REITs; evaluates earnings and dividend growth potential and continuously monitors interest rates, occupancies, rental income and new construction.

The Real Estate Fund may also invest in mortgage-backed securities, investment-grade taxable municipal obligations, master limited partnerships (“MLPs”) and short-term investments.

Principal Risks of Investing in the Real Estate Fund:

An investment in the Real Estate Fund could lose money over short or long periods of time. You should expect and be able to bear the risk that the Real Estate Fund’s share price will fluctuate within a wide range. There is no assurance that the Real Estate Fund will achieve its investment objective. The Real Estate Fund’s performance could be adversely affected by the following principal risks. Each risk summarized below is a principal risk of investing in the Real Estate Fund and different risks may be more significant at different times depending upon market conditions or other factors.

▪	Industry Risk — The cyclical nature of the real estate industry subjects real estate and real estate related securities held by the Real Estate Fund to any market or economic condition, such as changes in real estate values, interest rates, cash flow of underlying real estate assets and occupancy rates, that may affect the value of real estate (up or down).

▪	REITs Risk — REITs are dependent upon management skills, are primarily invested in real estate and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code. Due to the cyclical nature of the real estate industry, REITs may under-perform in comparison with other investment sectors. Investing in publicly traded REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Index. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

▪	Risk of Loss — The potential loss of your investment in the Real Estate Fund if the Fund depreciates in value.

▪	Real Estate Risk — The Real Estate Fund concentrates in real estate and real estate related securities and the real estate sector may underperform in comparison with other investment sectors.

▪	Equity Securities Risk — Equity securities are susceptible to general market fluctuations and volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Factors that may influence the price of equity securities include developments affecting a specific company or industry, or changing economic, political or market conditions.

▪	MLP Risk — Investing in MLPs involves risks that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right, as described in more detail in the prospectus. In addition, investments in MLPs subject the Real Estate Fund to risks associated with the specific industry or industries in which the MLPs invest. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

▪	Concentration Risk — The Real Estate Fund invests primarily in real estate related securities. This means the Real Estate Fund is concentrated in the real estate industry. A fund that concentrates its investments in one particular industry is subject to greater risk of loss than a fund that has a more diversified portfolio of investments.

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▪	Investment-Grade Taxable Municipal Obligations Risk — Investment-grade taxable municipal obligations may be downgraded after the Real Estate Fund invests in them. In addition, their prices will fall as interest rates rise, and rise as interest rates fall. Rising interest rates may reduce the demand for REITs which may cause them to perform badly.

▪	Market Risk — The market value of the Real Estate Fund’s investments will fluctuate as the respective markets fluctuate. Market risk may affect a single issuer, industry or sector of the economy or it may affect the market as a whole. Performance of the Real Estate Fund can be affected by unexpected local, state, regional, national or global events (e.g., significant earnings shortfalls or gains, inflation, market manipulation and other fraudulent practices, war, political events, acts of terrorism, the spread of infectious diseases or other public health issues, and natural and environmental disasters) that cause major price changes in individual securities or market sectors. The securities purchased by the Real Estate Fund may not appreciate in value as the Adviser anticipates. For additional information regarding Market Risk, refer to “Market Risk” in the section titled “Additional Information About the Investment Objectives, Principal Investment Strategies and Related Risks of the Funds” in the Fund’s prospectus.

▪	Mortgage-backed Securities Risk — Mortgage-backed securities are subject to prepayment or non-payment on the underlying mortgage.

▪	Portfolio Management Risk — The Real Estate Fund’s ability to achieve its investment objective is dependent on Spirit of America Management Corp.’s (the “Adviser”) ability to identify profitable investment opportunities for the Fund. The stocks purchased by the Adviser may not perform as anticipated.

▪	Short-term Investment Risk — Short-term investments carry the risk that a greater rate of return may have been earned on an investment more consistent with the Real Estate Fund’s investment objectives. Their prices will fluctuate as interest rates fluctuate.

Suitability:

An investment in the Real Estate Fund may be suitable for long-term investors who wish to invest a portion of their overall equity portfolio in a mutual fund that invests primarily in REITs. Investors should be willing to accept the potential volatility of such investments and the risks of a fund that concentrates in a single industry.

Performance Information:

The bar chart and performance table below illustrate the risks of investing in the Real Estate Fund by showing changes in the Real Estate Fund’s performance from year to year and by showing how the Real Estate Fund’s average annual total returns compare with those of a broad measure of market performance. The Real Estate Fund’s past performance (before and after taxes) does not necessarily indicate how the Real Estate Fund will perform in the future.

The bar chart shows the changes in the annual total returns for each of the last ten calendar years for the Real Estate Fund’s Class A Shares. Sales loads and account fees are not reflected in the bar chart; if they were, returns would be less than those shown. Updated performance information, current through the most recent month end, is available by calling Ultimus Fund Solutions, LLC, the Fund’s transfer agent (the “Transfer Agent”), at 1-800-452-4892.

The performance information displayed in the bar chart is the performance of Class A Shares only, which will differ from Class C Shares and Institutional Shares to the extent the classes do not have the same expenses and inception dates.

Real Estate Fund’s Annual Returns (%)

Class A Shares

Best Quarter	17.91% in the quarter ended December 31, 2021
Worst Quarter	(22.07)% in the quarter ended March 31, 2020

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The performance table shows how the Real Estate Fund’s average annual returns compare with those of its benchmark, the MSCI US REIT Index.

Performance Table

(Average annual total returns for the periods ended December 31, 2023)

				Since
	1 Year	5 Years	10 Years	Inception(1)
Spirit of America Real Estate Income and Growth Fund – Class A
Return Before Taxes	3.73%	5.07%	5.52%	5.63%
Return After Taxes on Distributions(2)(3)	1.67%	3.45%	3.87%	4.08%
Return After Taxes on Distributions and Sale of Fund Shares(2)(3)	3.38%	3.80%	4.12%	4.11%
Spirit of America Real Estate Income and Growth Fund – Class C
Return Before Taxes	7.75%	5.46%	N/A	3.96%
Spirit of America Real Estate Income and Growth Fund – Institutional
Return Before Taxes	9.77%	N/A	N/A	7.31%
MSCI US REIT Index(4)	13.73%	7.40%	7.60%	8.13%

(1)	Class A Shares of the Real Estate Fund commenced operations on January 9, 1998. Class C Shares of the Real Estate Fund commenced operations on March 15, 2016. Institutional Shares of the Real Estate Fund commenced operations on May 1, 2020.

(2)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns shown are for Class A Shares and will vary from after-tax returns for Class C Shares and Institutional Shares to the extent that the classes do not have the same expenses and inception dates.

(3)	Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a loss realized on the sale of Fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(4)	The Morgan Stanley Capital International (“MSCI”) US REIT Index is an unmanaged index. The MSCI US REIT Index is a free float adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI US Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 85% of the US REIT universe. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. The Since Inception performance reported for the MSCI US REIT Index is reflective of the inception date of Class A Shares of the Real Estate Fund. A direct investment in an index is not possible.

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Investment Adviser:

Spirit of America Management Corp., with an address at 477 Jericho Turnpike, P.O. Box 9006, Syosset, NY 11791-9006.

Portfolio Manager:

Douglas Revello serves as the Portfolio Manager and is primarily responsible for the day to day management of the Real Estate Fund. Mr. Revello became the Co-Portfolio Manager for the Real Estate Fund effective November 18, 2015 and transitioned to Portfolio Manager on July 1, 2016. Mr. Revello has been associated with the Adviser since May 18, 2009.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Real Estate Fund.

Purchasing and Selling Fund Shares:

	Minimum Initial Investment	Subsequent Minimum Investment
Class A Shares and Class C Shares	$500	$50
Institutional Shares	$100,000	$10,000

You may redeem your shares of the Fund on any business day that the NYSE is open for business. Shares may be redeemed by written redemption request, telephone or wire transfer.

Taxes:

The Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is in an IRA, 401(k) or other tax-advantaged investment plans, or when the distribution is derived from tax-exempt income.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase shares of the Real Estate Fund through a broker-dealer or other financial intermediary (such as a bank), the Real Estate Fund and its related companies may pay the intermediary for the sale of the Real Estate Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Real Estate Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SOAAX-SP24

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